Exhibit 32.1
CERTIFICATION PRESIDENT,
SECRETARY AND GENERAL COUNSEL
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Lakeland Industries, Inc. (the “Company”) on Form 10-K for the period ending January 31, 2008 (the “Report”), I Christopher J. Ryan , Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President, Secretary and General Counsel

April 14, 2008